UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 27, 2012

PROSPECT GLOBAL RESOURCES INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-54438	26-3024783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1621 18th Street
Suite 260 South
Denver, CO	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 990-8444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 27, 2012, at the 2012 annual meeting of stockholders of Prospect Global Resources Inc. our  stockholders approved an amendment to Prospect’s 2011 Employee Equity Incentive Plan to increase the number of shares of common stock reserved for issuance under this plan from 5,000,000 to 13,500,000.  Our stockholders also approved an amendment to Prospect’s 2011 Director and Consultant Equity Incentive Plan to increase the number of shares of common stock reserved for issuance under this plan from 2,500,000 to 8,200,000.

The amendments to the Employee Plan and Director and Consultant Plan had been previously approved, subject to shareholder approval, by our board of directors.  The amendments to the Employee Plan and Director and Consultant Plan became effective immediately upon stockholder approval at the annual meeting.

A summary of the material terms of the Employee Plan and Director and Consultant Plan are set forth in our definitive proxy statement for the annual meeting filed with the Securities and Exchange Commission on August 15, 2012.  That summary and the foregoing description are qualified in their entirety by reference to the text of the Employee Plan and the Director and Consultant Plan, which are filed respectively as Exhibit 10.1 and Exhibit 10.2, hereto and incorporated herein by reference.

On August 27, 2012 Devon Archer was appointed to our governance, nominating and compensation committee and Ari Swillwer was apponted chairman of that committee.  Barry Munitz resigned effective August 1, 2012 from that committee.

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the annual meeting our stockholders approved amendments to our Articles of Incorporation.  The amendments were effective upon the filing of the Amended and Restated Articles of Incorporation with the Nevada Secretary of State on August 28, 2012.  The amendments are summarized below.

Increase the Number of Shares of Common Stock Authorized for Issuance

This amendment authorizes an increase in the number of shares of common stock that are authorized for issuance by 200,000,000 shares, bringing the total number of common shares authorized for issuance to 300,000,000.  The increased number of authorized shares of common stock will add greater flexibility in considering and planning for future potential business needs.  Prospect has no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the additional shares of common stock resulting from the increase in authorized shares.  The additional shares of common stock will be available for issuance by the board for various corporate purposes, including, without limitation, financings, potential strategic transactions, mergers, acquisitions, strategic partnerships, joint ventures, business combinations, stock dividends, stock splits, grants under employee stock plans, as well as other general corporate transactions. Having this additional authorized common stock available for future use will allow Prospect to issue additional shares of common stock without the expense and delay of arranging a special meeting of stockholders.

Increase the Number of Shares of Preferred Stock Authorized for Issuance

This amendment authorizes an increase in the number of shares of preferred stock that are authorized for issuance by 90,000,000 shares, bringing the total number of preferred shares authorized for issuance to 100,000,000.  The increased number of authorized shares of preferred stock will add greater flexibility in the completion of equity financings or acquisitions and in the establishment of strategic relationships with corporate and other partners, as well as the payment of stock dividends, stock splits or other recapitalizations or financings. The increase in the number of authorized preferred shares will also provide Prospect with more options relating to employee equity incentive plans. The board does not currently have any definitive commitments, arrangements, undertakings or agreements to issue shares in connection with the foregoing prospective activities.

Addition of Article to Allow the Board of Directors to Grant Holders of a Bond, Debenture or Other Obligation of the Company Voting Rights of a Shareholder of the Company

This amendment authorizes the board of directors to confer upon the holders of a bond, debenture or other obligation of Prospect the power to vote in respect to the corporate affairs and management of Prospect in the same manner as a holder of our common stock.  This amendment will add greater flexibility and leverage to raise capital by giving Prospect the option to provide debt holders with voting rights permitted under Nevada law.  The board does not currently intend to confer upon the holders of any existing debt instruments or obligations of Prospect any right to vote in respect to any matters and has no definitive plan, commitment, arrangement, understanding or agreement as contemplated by the foregoing.

Item 5.07               Submission of Matters to a Vote of Security Holders

We held the annual meeting of stockholders on August 27, 2012 at the offices of Brownstein Hyatt Farber Schreck, LLP, located at 410 17th Street, Suite 2200, Denver, CO 80202.  At the annual meeting, our stockholders were asked to vote upon:

1.             The election of eight directors to serve until the 2013 annual meeting of stockholders or until his or her successor is duly elected and qualified.  The nominees for election were Dr. Barry Munitz, Chad Brownstein, Devon Archer, Marc Holtzman, Zhi Zhong Qiu, J. Ari Swiller, Conway J. Schatz, and Patrick L. Avery.

2.             Amend the amended and restated articles of incorporation of Prospect to increase the number of shares of common stock authorized for issuance by 200,000,000 shares, bringing the total number of shares of common stock authorized to 300,000,000.

3.             Amend the amended and restated articles of incorporation of Prospect to increase the number of shares of preferred stock authorized for issuance by 90,000,000 shares, bringing the total number of shares of preferred stock authorized to 100,000,000.

4.             Approve the issuance of common stock or securities convertible into common stock in excess of 20% of Prospect’s outstanding shares at prices below reported trading price or where potential issuances may result in a change of control.

5.             Amend the amended and restated articles of incorporation of Prospect to allow the board of directors to grant holders of a bond, debenture or other obligation of Prospect the voting rights of a shareholder in Prospect.

6.             Amend the 2011 Employee Equity Incentive Plan to increase the number of shares of common stock reserved for issuance under this plan from 5,000,000 to 13,500,000.

7.             Amend the 2011 Director and Consultant Equity Incentive Plan to increase the number of shares of common stock reserved for issuance under this plan from 2,500,000 to 8,200,000.

The results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of record of 33,248,261 shares of the 39,489,173 shares of our common stock entitled to vote, were as follows:

1.             The election of the following to serve as directors of Prospect until the 2013 annual meeting of stockholders or until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal, was approved as follows:

	FOR	WITHHELD
Barry Munitz	33,248,261	0
Chad Brownstein	33,248,261	0
Devon Archer	33,159,976	88,285
Marc Holtzman	33,248,261	0
Zhi Zhong Qiu	33,248,261	0
J. Ari Swiller	33,248,261	0
Conway J. Schatz	33,159,976	88,285
Patrick L. Avery	33,248,261	0

2.             The amendment to the amended and restated articles of incorporation of Prospect to increase the number of shares of common stock authorized for issuance by 200,000,000 shares, bringing the total number of shares of common stock authorized to 300,000,000 was approved as follows:

FOR	AGAINST	ABSTAIN
22,621,373	88,305	10,538,583

3.             The amendment to the amended and restated articles of incorporation of Prospect to increase the number of shares of preferred stock authorized for issuance by 90,000,000 shares, bringing the total number of shares of preferred stock authorized to 100,000,000 was approved as follows:

FOR	AGAINST	ABSTAIN
22,621,373	88,305	10,538,583

4.             Approval of the issuance of common stock or securities convertible into common stock in excess of 20% of Prospect’s outstanding shares at prices below reported trading price or where potential issuances may result in a change of control was approved as follows:

FOR	AGAINST	ABSTAIN
33,148,191	88,305	11,765

5.             The amendment to the amended and restated articles of incorporation of Prospect to allow the board of directors to grant holders of a bond, debenture or other obligation of Prospect the voting rights of a shareholder in Prospect was approved as follows:

FOR	AGAINST	ABSTAIN
33,159,976	88,285	0

6.             The amendment to the 2011 Employee Equity Incentive Plan to increase the number of shares of common stock reserved for issuance under this plan from 5,000,000 to 13,500,000 was approved as follows:

FOR	AGAINST	ABSTAIN
33,154,094	94,167	0

7.             The amendment to the 2011 Director and Consultant Equity Incentive Plan to increase the number of shares of common stock reserved for issuance under this plan from 2,500,000 to 8,200,000 was approved as follows:

FOR	AGAINST	ABSTAIN
33,142,309	94,187	11,765

Item 9.01            Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Identification of Exhibits
3.1	Second Amended and Restated Articles of Incorporation
10.1	Amended and Restated Employee Equity Incentive Plan
10.2	Amended and Restated Director and Consultant Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPECT GLOBAL RESOURCES INC.

	By:	/s/ Wayne Rich
Date: August 30, 2012		Wayne Rich
Chief Financial Officer